Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2016 SECOND QUARTER
AND SIX-MONTH RESULTS

-- Strong Momentum Continues; Business Outlook Remains Favorable --

LOS ANGELES, CA – November 9, 2015 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2016 second quarter– reflecting record sales and adjusted profitability, supported by strong growth in all product categories.

Net sales for the fiscal 2016 second quarter increased 29.4 percent to $91.7 million from $70.8 million for the same period a year earlier.  Adjusted for certain customer allowances for new business, net sales climbed 25.0 percent to $101.7 million from $81.4 million in the fiscal 2015 second quarter. The company’s sales performance for the fiscal 2016 second quarter reflects continued strength of its rotating electrical and wheel hub business, as well as increased contributions from the company’s emerging master cylinder product line.  The company recently introduced full-line master cylinder coverage, which includes remanufactured units.

The company reported a net loss for the fiscal second quarter of $1.4 million, or $0.08 per share, compared with net income of $1.5 million, or $0.09 per diluted share, a year ago – reflecting a one-time $9.3 million expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries.

Adjusted net income for the fiscal 2016 second quarter increased 15.9 percent to $11.8 million, or $0.62 per diluted share, from $10.2 million, or $0.60 per diluted share, in the same period a year earlier – as noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit for the fiscal 2016 second quarter increased 18.5 percent to $21.8 million from $18.4 million a year earlier.  Gross profit as a percentage of sales for the fiscal 2016 second quarter was 23.8 percent compared with 26.0 percent a year earlier.  Gross margin was impacted by product mix, as well as customer allowances related to the company’s new remanufactured brake master cylinder line and additional rotating electrical business.

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Motorcar Parts of America, Inc.
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Adjusted gross profit was $31.4 million compared with $28.5 million a year ago.  Adjusted gross profit as a percentage of sales for the three months was 30.9 percent compared with an unusually strong 35.0 percent a year earlier.

Net sales for the fiscal 2016 six-month period increased 32.6 percent to $177.5 million from $133.8 million for the same period a year earlier.  Adjusted for certain customer allowances for new business, net sales climbed 30.1 percent to $188.4 million from $144.8 million in the same six-month period a year earlier.  The company’s sales performance for first half of fiscal 2016, as noted above for the quarter, reflects continued strength of its rotating electrical and wheel hub business, as well as increased contributions from the company’s emerging master cylinder product line.

Net income for the fiscal 2016 six-month period was $518,000 or $0.03 per diluted share, compared with net income of $5.4 million, or $0.33 per diluted share, a year ago – reflecting a one-time $9.3 million expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries.

Adjusted net income for the fiscal 2016 six-month period increased 35.3 percent to $20.1 million, or $1.07 per diluted share, from $14.9 million, or $0.91 per diluted share, in the same period a year earlier – as noted in the Reconciliation of Non-GAAP Financial Measures tables below.

Gross profit for the fiscal 2016 six-month period increased 31.9 percent to $47.8 million from $36.2 million a year ago. Gross profit as a percentage of sales for the same period was 26.9 percent compared with 27.1 percent a year earlier.  As noted above, gross margin was impacted by product mix, as well as customer allowances related to the company’s new remanufactured brake master cylinder line and additional rotating electrical business.

Adjusted gross profit was $58.2 million compared with $47.7 million last year.  Adjusted gross profit as a percentage of sales for the six months was 30.9 percent compared with 32.9 percent a year earlier.

 “Results for the fiscal 2016 second quarter reflect continued strength across all product lines which bodes well for our success in the second half of fiscal 2016 – supported by an aging vehicle population, increased miles driven, positive operating synergies and product line expansion opportunities.  Our growth and success are attributable to the dedication of our entire team and their daily commitment to excellence, customer service and the company,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

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Use of Non-GAAP Measures

Adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance.  Adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross profit margin to their corresponding GAAP measures, see the financial tables included in this press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 6:30 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 9:30 a.m. Pacific time today through 8:59 p.m. Pacific time on Monday, November 16, 2015 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 67847676.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

            The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2015 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
Net sales	$91,670,000	$70,840,000	$177,505,000	$133,815,000
Cost of goods sold	69,850,000	52,420,000	129,694,000	97,579,000
Gross profit	21,820,000	18,420,000	47,811,000	36,236,000
Operating expenses:
General and administrative	18,219,000	9,812,000	29,579,000	15,204,000
Sales and marketing	2,632,000	1,837,000	4,912,000	3,663,000
Research and development	646,000	539,000	1,382,000	1,061,000
Total operating expenses	21,497,000	12,188,000	35,873,000	19,928,000
Operating income	323,000	6,232,000	11,938,000	16,308,000
Interest expense, net	2,613,000	3,339,000	11,050,000	6,752,000
(Loss) income before income tax (benefit) expense	(2,290,000)	2,893,000	888,000	9,556,000
Income tax (benefit) expense	(898,000)	1,418,000	370,000	4,132,000
Net (loss) income	$(1,392,000)	$1,475,000	$518,000	$5,424,000
Basic net (loss) income per share	$(0.08)	$0.09	$0.03	$0.35
Diluted net (loss) income per share	$(0.08)	$0.09	$0.03	$0.33
Weighted average number of shares outstanding:
Basic	18,215,783	15,975,437	18,109,912	15,531,566
Diluted	18,215,783	16,826,427	18,887,153	16,372,726

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2015	March 31, 2015
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$31,698,000	$61,230,000
Short-term investments	1,339,000	699,000
Accounts receivable — net	899,000	24,799,000
Inventory— net	53,973,000	56,829,000
Inventory unreturned	10,641,000	7,833,000
Deferred income taxes	23,219,000	22,998,000
Prepaid expenses and other current assets	11,265,000	7,407,000
Total current assets	133,034,000	181,795,000
Plant and equipment — net	15,360,000	12,535,000
Long-term core inventory — net	231,382,000	188,950,000
Long-term core inventory deposits	5,569,000	31,571,000
Long-term deferred income taxes	238,000	261,000
Goodwill	2,552,000	-
Intangible assets — net	4,863,000	2,574,000
Other assets	3,418,000	3,195,000
TOTAL ASSETS	$396,416,000	$420,881,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$69,648,000	$61,893,000
Accrued liabilities	16,948,000	10,096,000
Customer finished goods returns accrual	19,205,000	19,678,000
Accrued core payment	8,916,000	13,190,000
Revolving loan	15,000,000	-
Other current liabilities	3,748,000	2,471,000
Current portion of term loan	3,070,000	7,733,000
Total current liabilities	136,535,000	115,061,000
Term loan, less current portion	21,517,000	71,489,000
Long-term accrued core payment	22,024,000	23,880,000
Other liabilities	21,400,000	20,248,000
Total liabilities	201,476,000	230,678,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,315,871 and 17,974,598 shares issued and outstanding at September 30, 2015 and March 31, 2015, respectively	183,000	180,000
Additional paid-in capital	197,327,000	191,279,000
Accumulated other comprehensive loss	(4,350,000)	(2,518,000)
Retained earnings	1,780,000	1,262,000
Total shareholders' equity	194,940,000	190,203,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$396,416,000	$420,881,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and six months ended September 30, 2015 and 2014. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and six months ended September 30, 2015 and 2014 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
GAAP Results:
Net sales	91,670,000	$70,840,000	$177,505,000	$133,815,000
Net income (loss)	(1,392,000)	1,475,000	518,000	5,424,000
Diluted income (loss) per share (EPS)	(0.08)	0.09	0.03	0.33
Gross margin	23.8%	26.0%	26.9%	27.1%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$101,745,000	$81,385,000	$188,368,000	$144,802,000
Non-GAAP adjusted net income	11,790,000	10,172,000	20,144,000	14,891,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.62	0.60	1.07	0.91
Non-GAAP adjusted gross margin	30.9%	35.0%	30.9%	32.9%
Non-GAAP adjusted EBITDA	22,681,000	20,630,000	40,396,000	32,412,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
Net sales, as reported	$91,670,000	$70,840,000	$177,505,000	$133,815,000
Adjustments:
Net sales
Return and stock adjustment accruals	-	560,000	-	560,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,075,000	9,985,000	10,863,000	10,427,000
Adjusted net sales	$101,745,000	$81,385,000	$188,368,000	$144,802,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended September 30,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss), as reported	$(1,392,000)	$(0.08)	$1,475,000	$0.09
Adjustments:
Net sales
Return and stock adjustment accruals	-		560,000	$0.03
Customer allowances associated with inventory purchases related to new product lines and additional business	10,075,000	$0.53	9,985,000	$0.59
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	326,000	$0.02
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)	$(0.04)	(465,000)	$(0.03)
Operating expenses
Discontinued subsidiaries legal and other costs	1,112,000	$0.06	1,353,000	$0.08
Expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries	9,250,000	$0.49
Share-based compensation expense	517,000	$0.03	600,000	$0.04
Mark-to-market losses (gains)	1,147,000	$0.06	1,750,000	$0.10
Tax effected at 39% tax rate (a)	(8,436,000)	$(0.45)	(5,086,000)	$(0.30)
Adjusted net income	$11,790,000	$0.62	$10,172,000	$0.60

(a) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Six Months Ended September 30,
	2015		2014
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$518,000	$0.03	$5,424,000	$0.33
Adjustments:
Net sales
Return and stock adjustment accruals	-		560,000	$0.03
Customer allowances associated with inventory purchases related to new product lines and additional business	10,863,000	$0.58	10,427,000	$0.64
Cost of goods sold
New product line start-up costs	-		189,000	0.01
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	326,000	$0.02	731,000	0.04
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)	$(0.04)	(465,000)	(0.03)
Operating expenses
Discontinued subsidiaries legal, severance, acquisition, financing and other costs	4,253,000	$0.23	1,913,000	0.12
Expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries	9,250,000	$0.49
Share-based compensation expenses	1,033,000	$0.05	1,098,000	$0.07
Mark-to-market losses (gains)	2,111,000	$0.11	403,000	$0.02
Interest
Write-off of prior deferred loan fees	5,108,000	$0.27
Tax effected at 39% tax rate (a)	(12,509,000)	$(0.66)	(5,389,000)	$(0.33)
Adjusted net income	$20,144,000	$1.07	$14,891,000	$0.91

(a) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended September 30,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$21,820,000	23.8%	$18,420,000	26.0%
Adjustments:
Net sales
Return and stock adjustment accruals	-		560,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,075,000		9,985,000
Cost of goods sold
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	326,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)		(465,000)
Total adjustments	9,592,000	7.1%	10,080,000	9.0%
Adjusted gross profit	$31,412,000	30.9%	$28,500,000	35.0%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Six Months Ended September 30,
	2015		2014
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$47,811,000	26.9%	$36,236,000	27.1%
Adjustments:
Net sales
Return and stock adjustment accruals	-		560,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,863,000		10,427,000
Cost of goods sold
New product line start-up costs	-		189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	326,000		731,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)		(465,000)
Total adjustments	10,380,000	4.0%	11,442,000	5.8%
Adjusted gross profit	$58,191,000	30.9%	$47,678,000	32.9%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended September 30,		Six Months Ended September 30,
	2015	2014	2015	2014
GAAP net income (loss), as reported	$(1,392,000)	$1,475,000	$518,000	$5,424,000
Interest expense, net	2,613,000	3,339,000	11,050,000	6,752,000
Income tax expense (benefit)	(898,000)	1,418,000	370,000	4,132,000
Depreciation and amortization	740,000	615,000	1,431,000	1,248,000
EBITDA, as reported	$1,063,000	$6,847,000	$13,369,000	$17,556,000

Adjustments:
Net sales
Return and stock adjustment accruals	-	560,000	-	560,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,075,000	9,985,000	10,863,000	10,427,000
Cost of goods sold
New product line start-up costs				189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	326,000		326,000	731,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(809,000)	(465,000)	(809,000)	(465,000)
Operating expenses
Discontinued subsidiaries legal, severance, acquisition, financing and other costs	1,112,000	1,353,000	4,253,000	1,913,000
Expense for the company’s litigation settlement, net of insurance recoveries, in the June 2013 bankruptcy cases relating to discontinued subsidiaries	9,250,000		9,250,000
Share-based compensation expense	517,000	600,000	1,033,000	1,098,000
Mark-to-market losses (gains)	1,147,000	1,750,000	2,111,000	403,000
Adjusted EBITDA	$22,681,000	$20,630,000	$40,396,000	$32,412,000